Exhibit 10.1
BLUE OWL CAPITAL CORPORATION
Common Stock, Par Value $0.01 Per Share
Having an Aggregate Offering Price of up to $750,000,000
EQUITY DISTRIBUTION AGREEMENT
February 21, 2025
RBC Capital Markets, LLC
Brookfield Place
200 Vesey Street, 8th Floor
New York, New York 10281
Truist Securities, Inc.
50 Hudson Yards, 70th Floor
New York, New York 10001
Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020
SMBC Nikko Securities America, Inc.
277 Park Avenue
New York, New York 10172
Citizens JMP Securities, LLC
101 California Street, Suite 1700
San Francisco, California 94111
Keefe, Bruyette & Woods, Inc.
787 Seventh Avenue, 5th Floor
New York, New York 10019
Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
Santander US Capital Markets LLC
437 Madison Avenue
New York, New York 10022
Ladies and Gentlemen:
Blue Owl Capital Corporation, a Maryland corporation (the “Company”), Blue Owl Credit Advisors LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser” and, together with the Company, the “Company Parties”), each confirm this agreement (this “Agreement”) with RBC Capital Markets, LLC (“RBCCM”), Truist Securities, Inc. (“Truist”), Mizuho Securities USA LLC (“Mizuho”), SMBC Nikko Securities America, Inc. (“SMBC Nikko”), Citizens JMP Securities, LLC (“JMP”), Keefe, Bruyette & Woods, Inc. (“KBW”), Raymond James & Associates,

Inc. (“Raymond James”) and Santander US Capital Markets LLC (“Santander”) (each, a “Manager,” and collectively, the “Managers”) as follows:
SECTION 1: Description of Shares. The Company may, from time to time during the term of this Agreement, issue and sell through or to the Managers, as sales agents and/or principals, shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $750 million (the “Shares”) on the terms and subject to the conditions set forth herein. The Company agrees that, whenever the Company determines to sell Shares directly to any Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”), in form and substance mutually satisfactory to the Company and such Manager, relating to such sale in accordance with Section 4 hereof.
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), an “automatic shelf registration statement” on Form N-2 (File No. 333-280593), relating to the Shares and certain of the Company’s other securities, which registration statement became effective upon filing with the Commission on June 28, 2024. The Company has also prepared and filed with the Commission a prospectus supplement, dated the date hereof (the “Prospectus Supplement”), which contains a base prospectus, dated June 28, 2024 (the “Base Prospectus,” and together with the Prospectus Supplement, the “Prospectus”), in accordance with the provisions of Rule 430B (“Rule 430B”) promulgated under the Securities Act and Rule 424 (“Rule 424”) promulgated under the Securities Act. The information, if any, included or incorporated by reference in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information.” Unless the context otherwise requires, such registration statement, including all documents filed as a part thereof and any Rule 430B Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424 under the Securities Act and deemed to be part of the registration statement and also including any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, is herein called the “Registration Statement.” Any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include all documents incorporated by reference pursuant to the rules of the Commission promulgated under the Securities Act. All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424 under the Securities Act or such other rule under the Securities Act as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”), which is or is deemed to be incorporated by reference in or otherwise deemed under the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.
A Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) filed pursuant to Section 54(a) of the Investment Company Act (File No. 814-01190) (the “Notification of Election”) was filed under the Investment Company Act with the Commission on March 3, 2016.
The Company has entered into a Fourth Amended and Restated Investment Advisory Agreement, dated as of January 12, 2025 (the “Investment Management Agreement”), with the Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”).
The Company has also entered into an Amended and Restated Administration Agreement, dated as of May 18, 2021 (the “Administration Agreement”), with the Adviser.
SECTION 2: Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Manager that:
(a)    Prospectus. No order preventing or suspending the use of the Prospectus has been issued by the Commission, and the Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act, and the Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Manager furnished to the Company in writing by such Manager expressly for use in the Prospectus, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in Section 8(b) hereof.
(b)    Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Managers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Free Writing Prospectus”) other than (i) the Registration Statement, (ii) the Prospectus, and (iii) any electronic road show or other written communications, in each case approved in writing in advance by the Managers. Each such Issuer Free Writing Prospectus, if any, complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, at the time of each sale of Shares pursuant to this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission contained in any Issuer Free Writing Prospectus made in reliance upon and in conformity with information relating to any Manager furnished to the Company in writing by such Manager expressly for use therein, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in Section 8(b) hereof.
(c)    Documents Incorporated by Reference. The documents incorporated by reference in each of the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the

Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(d)    Registration Statement and Prospectus. The Company is eligible to use Form N-2. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, as of the execution time of this Agreement (the “Execution Time”), as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”) and as of each Settlement Date (as defined below) and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act and the Investment Company Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Representation Date (as defined below), the Prospectus and any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Manager furnished to the Company in writing by such Manager expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in Section 8(b) hereof. The Registration Statement, as of the Execution Time, each Time of Sale, each Settlement Date and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, meets or will meet the requirements set forth in Rule 415(a)(1)(x) under the Securities Act.
(e)    Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein. The financial information under the heading “Financial Highlights” included in the

Registration Statement and the Prospectus have been derived from the accounting records and other books and records of the Company and the subsidiaries and presents fairly in all material respects the information shown thereby as of the date presented and has been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference therein. The financial data included or incorporated by reference in the Registration Statement and in the Prospectus presents fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements and related notes thereto included or incorporated by reference therein. There is no pro forma financial information that is required to be included or incorporated by reference in the Registration Statement and the Prospectus that is not included or incorporated by reference as required.
(f)    No Material Adverse Change. Except as disclosed in the Registration Statement and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any material change in the capital stock of the Company, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order, or decree of any court or arbitrator or governmental or regulatory authority.
(g)    Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The subsidiaries listed in Schedule B to this Agreement are the only subsidiaries of the Company.
(h)    Capitalization. As of December 31, 2024, the Company had authorized and outstanding capital stock and material indebtedness as set forth in the Prospectus, all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued, are fully paid and non-assessable (except as otherwise described in the Registration Statement and the Prospectus), and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as described in the Registration Statement and the Prospectus.
(i)    Stock Options. The Company has not granted, and has no policy or expectation of granting, stock options.
(j)    Due Authorization. The Company has corporate power and authority to execute and deliver this Agreement and the Shares, and at the applicable time had corporate power and authority to execute and deliver the Investment Management Agreement and the Administration Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by the Company of each of this Agreement, the Investment Management Agreement and the Administration Agreement and the consummation by the Company of the transactions contemplated hereby and thereby has been duly and validly taken.
(k)    Equity Distribution Agreement. This Agreement has been duly authorized, executed, and delivered by the Company.
(l)    Investment Management Agreement and Administration Agreement. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.
(m)    Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued in accordance with its organizational documents, and will be fully paid and nonassessable and will conform in all material respects to the description of the Common Stock in the Registration Statement and the Prospectus.
(n)    Outstanding Company Equity. As of the date hereof, the Company has 510,847,634 shares of outstanding Common Stock. All such Shares have been duly authorized and validly issued in accordance with the Company’s organizational documents and have been fully paid and are nonassessable.
(o)    Descriptions of Investment Management Agreement and Administration Agreement. Both the Investment Management Agreement and the Administration Agreement

conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.
(p)    No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents, each as amended or supplemented as of the date of this Agreement; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(q)    No Conflicts. The execution, delivery, and performance by the Company of this Agreement, the issuance and sale of the Shares, and the consummation of the transactions contemplated by this Agreement and the performance by the Company of the Investment Management Agreement and the Administration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(r)    No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery, and performance by the Company of this Agreement, the issuance and sale of the Shares, and the consummation of the transactions contemplated by this Agreement, or the performance by the Company of the Investment Management Agreement and the Administration Agreement, except for (i) such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or made, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under applicable state securities laws in connection with the purchase and distribution of the Shares by the Managers and (iii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s)    Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental, or regulatory investigations, actions, suits, or proceedings pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending legal, governmental, or regulatory actions, suits, or proceedings that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement and the Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed as exhibits to the Registration Statement.
(t)    Notification of Election. When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(u)    Election to be Treated as a Business Development Company. (A) The Company has duly elected to be treated by the Commission under the Investment Company Act as a business development company, such election is effective and the Company has not withdrawn such election and, to the Company’s knowledge, the Commission has not ordered such election to be withdrawn nor, to the Company’s knowledge, have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; (B) the provisions of the charter and bylaws of the Company and the investment objectives, policies and restrictions of the Company described in the Prospectus, assuming they are implemented as described, comply in all material respects with the requirements of the Investment Company Act; and (C) as of the Representation Date, the operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies.
(v)    Independent Accountants. The accountants who audited the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants within the meaning of, and as required by, the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board.
(w)    Title to Real and Personal Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets (other than intellectual property, which is subject to Section 2(x)) that are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (i) as otherwise described in the Registration Statement and the Prospectus or (ii) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.
(x)    Title to Intellectual Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries, to the knowledge of the Company, own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of their respective businesses as currently conducted, and (ii) to the knowledge of the Company, the conduct of their respective businesses as currently conducted does not conflict with any such rights of others. The Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect.
(y)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents.
(z)    Investment Company Act. The Company is not and its subsidiaries are not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act. No person is serving or acting as an officer, director or investment adviser of the Company or any subsidiary of the Company except in accordance with the applicable provisions of the Investment Company Act and the Advisers Act.
(aa)    Taxes. The Company and its subsidiaries have paid (or caused to be paid) all federal, state, local, and foreign taxes required by law to be paid, and have filed (or caused to be filed) all tax returns required by law to be filed (taking into account any applicable extensions), in each case, through the date hereof, except where the failure to pay such taxes or file such returns would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement and the Prospectus, there is no tax deficiency that has been, or, to the knowledge of the Company, would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that, in any case, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(bb)    Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits, and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local, or foreign governmental or regulatory authorities having jurisdiction over the Company and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material

Adverse Effect; and except as described in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit, or authorization, or has any reason to believe that any such license, certificate, permit, or authorization will not be renewed in the ordinary course, except where such revocation, modification, or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(cc)    Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out an evaluation of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(dd)    Accounting Controls. The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are executed in accordance with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Internal Revenue Code of 1986, as amended (the “Code”); (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, to calculate net asset value, to maintain asset accountability, and to maintain material compliance with the books and records requirements under the Investment Company Act; (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and the Prospectus, there are no material weaknesses (whether or not remediated) in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud, whether or not material, that involves management or, other employees who have a significant role in the Company’s internal controls over financial reporting.
(ee)    Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance covering their respective properties, operations, personnel, and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect.
(ff)    No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate, or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain, and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.
(gg)    Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Company and its subsidiaries is pending or, to the knowledge of the Company, threatened.
(hh)    No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, agents, employees or affiliates is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company or any of its subsidiaries located, organized, or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Russia, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine, any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea, Syria and Venezuela, that broadly prohibit dealings with that country or territory (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. Since the inception of the Company, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.
(ii)    Company Not Ineligible Issuer and is a Well-Known Seasoned Issuer. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case, at the times specified in the Securities Act in connection with the offering of the Shares.
(jj)    No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except as disclosed in the Registration Statement and the Prospectus.
(kk)    No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and any letter agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Manager for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
(ll)    Registration Rights. Except as disclosed in the Registration Statement and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the Company registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act.
(mm)    No Stabilization or Manipulation. The Company has not taken, directly or indirectly, without giving effect to any activities by the Managers, any action designed, or that would reasonably be expected, to cause or result in any stabilization or manipulation of the price of the Shares.
(nn)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(oo)    Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus is not based on or derived from sources that are reasonably reliable and accurate in all material respects.
(pp)    Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
(qq)    Rule 38a-1 Compliance. The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator, and transfer agent of the Company.
(rr)    Regulated Investment Company. The Company has elected to be treated, and has operated, and intends to continue to operate, its business in such a manner so as to enable the Company to continue to qualify as a regulated investment company under Subchapter M of the Code. The Company intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.
(ss)    Interactive Data Files. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents and will present the information called for in all material respects and has been prepared and will be prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.
(tt)    Cybersecurity. The Company is not aware of any security breach or incident, unauthorized access or disclosure, or other compromise relating to the Adviser’s information technology and computer systems, data and databases used by the Company (collectively, “IT Systems and Data”) except in each case as would not reasonably expected to, individually or in the aggregate, have a Material Adverse Effect, and (B) to the Company’s knowledge, the Adviser has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent with in all material respects with industry standards and practices, or as required by applicable regulatory standards. To the Company’s knowledge, the Adviser is presently in material compliance with all applicable laws and regulations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.
(uu)    Listing of the Shares. On or prior to the Settlement Date, the Shares will have been approved for listing on the New York Stock Exchange (the “NYSE”).
(vv)    Description of the Shares. The Shares, when issued and delivered in accordance with the terms of this Agreement, will conform, in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

(i)    Actively Traded Security. The Shares are an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
SECTION 3: Representations and Warranties of the Adviser. The Adviser represents and warrants to, and agrees with, each Manager that:
(a)    No Material Adverse Change. Except as disclosed in the Registration Statement and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole; and (ii) neither the Adviser nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Adviser and its subsidiaries taken as a whole and that is either from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order, or decree of any court or arbitrator or governmental or regulatory authority.
(b)    Organization and Good Standing. The Adviser and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole or on the performance by the Adviser of its obligations under this Agreement (an “Adviser Material Adverse Effect”).
(c)    Registration as an Investment Adviser. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and the Adviser is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement as an investment adviser to the Company, as contemplated by the Registration Statement and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances, the existence of which would lead to any proceeding which would reasonably be expected to adversely affect the registration of the Adviser with the Commission.
(d)    Equity Distribution Agreement. This Agreement has been duly authorized, executed, and delivered by the Adviser.
(e)    Investment Management Agreement and the Administration Agreement. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Adviser and are valid and binding obligations of the Adviser, enforceable against the Adviser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.
(f)    No Violation or Default. Neither the Adviser nor any of its subsidiaries is (i) in violation of its certificate of formation and operating agreement or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.
(g)    No Conflicts. The execution, delivery, and performance by the Adviser of this Agreement, and the performance by the Adviser of the Investment Management Agreement and the Administration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Adviser or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of formation and operating agreement or similar organizational documents of the Adviser or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.
(h)    No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery, and performance by the Adviser of this Agreement or the performance by the Adviser of the Investment Management Agreement and the Administration Agreement, except for (i) such consents, approvals, authorizations, orders, licenses and registrations or qualifications as have already been obtained or made, and (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.
(i)    Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental, or regulatory investigations, actions, suits, or proceedings pending to which the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become a party or to which any property of the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Adviser or any of its subsidiaries, would reasonably be expected to have an Adviser Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Adviser, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and there are no current or pending legal, governmental, or regulatory actions, suits, or proceedings that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement and the Prospectus.
(j)    Licenses and Permits. The Adviser and its subsidiaries possess all licenses, certificates, permits, and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local, or foreign governmental or regulatory authorities having jurisdiction over the Adviser and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and except as described in the Registration Statement and the Prospectus, neither the Adviser nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit, or authorization, or has any reason to believe that any such license, certificate, permit, or authorization will not be renewed in the ordinary course, except where such revocation, modification, or non-renewal would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.
(k)    Description of the Adviser. The description of the Adviser and its respective principals and business in the Registration Statement and the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(l)    Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations contemplated in the Registration Statement, the Prospectus, and under this Agreement, the Investment Management Agreement and the Administration Agreement.
(m)    Internal Controls. The Adviser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with its management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Code; (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with U.S. GAAP, to calculate net asset value, and to maintain asset accountability, and to maintain material compliance with the books and records requirements under the Investment Company Act; (iii) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n)    No Unlawful Payments. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, officer, agent, employee, affiliate, or other person associated with or acting on behalf of the Adviser or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Anti-Corruption Laws; or (iv) made, offered, agreed, requested, or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit. The Adviser and its subsidiaries have instituted, maintain, and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all Anti-Corruption Laws.
(o)    Compliance with Anti-Money Laundering Laws. The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries is pending or, to the knowledge of the Adviser, threatened.
(p)    No Conflicts with Sanctions Laws. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any of their respective directors, officers, agents, employees or affiliates is currently the subject or the target of any Sanctions, nor is the Adviser, any of its subsidiaries located, organized, or resident in a Sanctioned Territory. Since the inception of the Adviser, the Adviser and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.
(q)    No Stabilization or Manipulation. The Adviser has not taken, directly or indirectly, without giving effect to any activities by the Managers, any action designed, or that would reasonably be expected, to cause or result in any stabilization or manipulation of the price of the Shares.
(r)    Key Employees. The Adviser is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting, or similar agreement that would be violated by either the Adviser’s present or proposed business activities, except, in each case, as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.
(s)    No Labor Disputes. No labor disturbance by or dispute with employees of the Adviser or any of its subsidiaries exists or, to the knowledge of the Adviser, is contemplated or threatened, and the Adviser is not aware of any existing or imminent labor disturbance by, or dispute with, the employees or any of its or its subsidiaries’ principal suppliers, contractors, or customers, except in each case as would not reasonably be expected to have an Adviser Material Adverse Effect.
SECTION 4: Sale and Delivery of Shares. (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell through or to the Managers, as sales agents and/or principals, as and when it provides instructions, in its discretion, for the sale of the Shares, and each Manager agrees to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell, as sales agent for the Company, the Shares on the following terms.
(i)    The Shares are to be sold by one of the Managers on a daily basis or otherwise as shall be mutually agreed upon by the Company and the Managers on any trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”), on which (A) the Company, through any of the individuals listed as authorized representatives of the Company on Schedule A hereto, as such Schedule A may be amended from time to time (the “Authorized Representatives”), has instructed any Manager by telephone (confirmed promptly by electronic mail, with a copy to each of the other Authorized Representatives at such time) to make such sales and (B) the Company has satisfied its obligations under Sections 5, 6 and 7 hereof. On a Trading Day that the Company wishes to sell the Shares, the Company may sell the Shares through only one Manager and, if it determines to do so, the Company will designate in a notice (the “Placement Notice”) delivered by electronic mail substantially in the form attached hereto as Exhibit A the maximum amount of the Shares to be sold by such Manager daily as agreed to by such Manager (in any event not in excess of the amount available for issuance under the Prospectus and the Registration Statement or in an amount in excess of the amount of Shares authorized from time to time to be issued and sold under this Agreement or, together with all sales of the Shares under this Agreement, any minimum price below which sales of the Shares may not be effected) and any other limitations specified by the Company and mutually agreed by such Manager. On any Trading Day, the Company shall give at least one business day’s prior written notice by telephone (confirmed promptly by electronic mail) to the Manager as to any change of the Manager through whom sales of the Shares as sales agent will be made. For the avoidance of doubt, the foregoing limitation shall not apply to sales solely to employees or other security holders of the Company Parties or to a trustee or other person acquiring the Shares for the accounts of such persons in which RBCCM, Truist, Mizuho, SMBC Nikko, JMP, KBW, Raymond James or Santander is acting for the Company in a capacity other than as Manager under this Agreement. Subject to the terms and conditions of this Section 4(a), the Managers may sell the Shares by any method permitted by law deemed to be an At the Market Offering (as defined below), including sales made by means of ordinary brokers’ transactions, to or through a market maker at market prices prevailing at the Time of Sale, at prices related to prevailing market prices or at negotiated prices. Subject to the terms and conditions of this Section 4(a) and the other terms and conditions specified herein (including the accuracy of the representations and warranties of the Company Parties and the performance by the Company of its covenants and other obligations, contained herein and the satisfaction of the additional conditions specified in Section 7 hereof), the applicable Manager shall use its commercially reasonable efforts to offer and sell all of the Shares designated; provided, however, that the Managers shall have no obligation to offer or sell any Shares, and the Company acknowledges and agrees that the Managers shall have no such obligation, in the event that an offer or sale of the Shares on behalf of the Company may in the reasonable judgment of a Manager constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act or such Manager reasonably believes that it may be deemed to be an “underwriter” under the Securities Act in a transaction that is other than by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a prospectus to the NYSE in accordance with Rule 153 under the Securities Act (such transactions are hereinafter referred to as “At the Market Offerings”). Under no circumstances shall the Company cause or request the offer or sale of any Shares at a price (net of the applicable Manager’s commission, discount or other compensation for such sales payable by the Company pursuant to this Section 4) lower than the Company’s then current net asset value per share (as calculated pursuant to the Investment Company Act), unless the Company has received the requisite approval from the Company’s stockholders and the board of directors or a duly authorized committee thereof as required by the Investment Company Act, and notifies the Managers in writing.
(ii)    Notwithstanding the foregoing, the Company, through any of the Authorized Representatives, may instruct the Managers by telephone (confirmed promptly by electronic mail) not to sell the Shares if such sales cannot be effected at or above the price designated by the Company in any such instruction. In addition, the Company or Managers may, upon notice to the other party hereto by telephone (confirmed promptly by electronic mail), suspend the offering of the Shares for a specified period (a “Suspension Period”); provided, however, that such Suspension Period shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice and provided, further, that there shall be no obligations under Sections 5(t), 5(u) and 5(v) with respect to the delivery of certificates, opinions, or comfort letters to the Managers during a Suspension Period and that such obligations shall recommence on the termination of the Suspension Period.
(iii)    Each of the Managers hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 4(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be mutually agreed upon by the Company and such Manager.
(iv)    The gross sales price of any Shares sold pursuant to this Agreement by any Manager acting as agent of the Company shall be equal to, in the discretion of such Manager, the market price prevailing at the Time of Sale for the Shares sold by such Manager on the NYSE or otherwise, at prices related to prevailing market prices or at negotiated prices (but in no event shall such gross sales price be less than the minimum price per Share designated by the Company at which such Shares may be sold). The compensation to each Manager, as an agent of the Company, for sales of the Shares shall be at a mutually agreed rate, not to exceed 1.50% of the gross sales price of the Shares sold pursuant to this Section 4(a). The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).

(v)    If acting as sales agent hereunder, each Manager shall provide written confirmation to the Company (which may be by electronic mail) as soon as is reasonably practicable following the close of trading on the NYSE each day in which the Shares are sold pursuant to this Section 4(a) setting forth (i) the number of Shares sold on such day, (ii) the Net Proceeds to the Company, and (iii) the compensation payable by the Company to such Manager with respect to such sales.
(vi)    Settlement for sales of the Shares pursuant to this Section 4(a) will occur on the first business day that is also a trading day on the NYSE following the date on which such sales are made (each such date, a “Settlement Date”). On each Settlement Date, the Shares sold through a Manager for settlement on such date shall be issued and delivered by the Company to such Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to such Manager’s account, or to the account of such Manager’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DTC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default upon its obligation to deliver the Shares on any Settlement Date, in addition to and in no way limiting the rights and obligations set forth in Section 8(a) hereof, the Company shall (A) indemnify and hold such Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay such Manager any commission to which it would otherwise be entitled absent such default. The Authorized Representatives shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DTC for purposes of this Section 4(a)(vi).
(vii)    At each Time of Sale, Settlement Date and Representation Date, the Company Parties shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of any Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company Parties herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 7 hereof.
(b)    If the Company wishes to issue and sell the Shares other than as set forth in Section 4(a) hereof, it will notify a Manager of the proposed terms of such issuance and sale (each, a “Placement”). If such Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company Parties and such Manager will enter into a Terms Agreement setting forth the terms of such Placement. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control.
(c)    Under no circumstances shall the aggregate gross sales proceeds of the Shares sold pursuant to this Agreement exceed the lesser of (A) the amount set forth in Section 1 hereof and (B) the amount available for offer and sale under the Registration Statement, nor shall the aggregate amount of Shares sold pursuant to this Agreement exceed the amount of Shares authorized to be issued and sold from time to time under this Agreement by the Board of Directors of the Company, or a duly authorized committee thereof, and notified to the Managers in writing. The Managers shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, number or minimum price of Shares duly authorized by the Company.
(d)    Each sale of the Shares through or to any Manager shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement. The applicable Manager’s commitment, if any, to purchase Shares from the Company as principal shall be deemed to have been made on the basis of the accuracy of the representations and warranties of the Company Parties, and performance by the Company of its covenants and other obligations, herein contained and shall be subject to the terms and conditions herein set forth. At the time of each Terms Agreement, the applicable Manager shall specify the requirements, if any, for the officers’ certificate, opinions and letters of counsel and accountants pursuant to Sections 5(t), (u) and (v), respectively, hereof.
(e)    Subject to the limitations set forth herein and as may be mutually agreed upon by the Company and the Managers, sales effected pursuant to this Agreement may not be requested by the Company and need not be made by any Manager at any time when or during any period in which (A) the Company is, or could be deemed to be, in possession of material non-public information, or (B) without the prior written consent of the Managers at any time during the period commencing on the 5th business day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including (1) if the Company incorporates by reference into the Registration Statement its periodic reports filed with the Commission, the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement, or (2) if the Company does not incorporate by reference into the Registration Statement its periodic reports filed with the Commission, the date on which the Company files with the Commission a prospectus supplement under Rule 424(b) relating to the Shares that includes (x) updated unaudited financial information as of the end of the Company’s most recent quarterly period or (y) updated audited financial information as of the end of the Company’s most recent fiscal year, as applicable.
(f)    The Company acknowledges and agrees that (i) there can be no assurance that any Manager will be successful in selling the Shares, (ii) no Manager will incur liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by such Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement, and (iii) no Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement except as otherwise specifically agreed by such Manager and the Company pursuant to a Terms Agreement.
SECTION 5: Covenants of the Company. The Company covenants and agrees with each Manager that:
(a)    Required Filings. The Company will file the Prospectus with the Commission within the time periods specified by Rule 424 and Rule 497 under the Securities Act; will file any

Issuer Free Writing Prospectus to the extent required by Rule 433 and/or Rule 497 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and will furnish electronic copies of the Prospectus and each Issuer Free Writing Prospectus to the Managers in New York City prior to 5:00 P.M., New York City time, on the business day next succeeding the date of this Agreement, with written copies of the Prospectus to follow as soon as practicable but in no event later than 5:00 P.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Managers may reasonably request. The Company will pay the registration fee for this offering pursuant to Rule 457 under the Securities Act on or prior to the date required by Rule 456(b) under the Securities Act.
(b)    Delivery of Copies. The Company will deliver, without charge, (i) to the Managers, electronic signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Manager (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus as the Managers may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Managers a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Manager or dealer.
(c)    Amendments or Supplements. Before using, authorizing, approving, referring to, or filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Managers and counsel for the Managers a copy of the proposed amendment or supplement for review and will not use, authorize, approve, refer to, or file any such proposed amendment or supplement to which the Managers reasonably object in a timely manner.
(d)    Notice to the Managers. The Company will advise the Managers promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed or distributed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus, or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.
(e)    Ongoing Compliance. If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Managers thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Managers and to such dealers as the Managers may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.
(f)    Blue Sky Compliance. The Company will use commercially reasonable efforts, in cooperation with the Managers, to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Managers shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
(g)    Earning Statement. The Company will make generally available to its security holders and the Managers as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have complied with such requirement by filing such an earning statement on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system) (“EDGAR”).
(h)    Use of Proceeds. The Company will apply the Net Proceeds from the sale of the Shares in all material respects as described in the Prospectus under the heading “Use of Proceeds.”
(i)    DTC. The Company will cooperate with the Managers and use its commercially reasonable efforts to permit the offered Shares to be eligible for clearance and settlement through the facilities of DTC.
(j)    No Stabilization or Manipulation. The Company will not take, directly or indirectly, without giving effect to any activities by the Managers, any action designed, or that would reasonably be expected, to cause or result in any stabilization or manipulation of the price of the Shares.

(k)    Reports. The Company, during the period when a Prospectus relating to the Shares is required to be delivered under the Securities Act, will furnish to the Managers, as soon as commercially reasonable after the date they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Managers to the extent they are filed on EDGAR.
(l)    Business Development Company. The Company will use commercially reasonable efforts to maintain its status as a business development company under the Investment Company Act; provided, however, that the Company may change the nature of its business so as to cease to be, or withdraw its election to be treated as, a business development company with the approval of its board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act.
(m)    Regulated Investment Company. The Company will use commercially reasonable efforts to maintain in effect its qualification and election to be treated as a regulated investment company under Subchapter M of the Code for each taxable year during which it is a business development company under the Investment Company Act.
(n)    Annual Compliance Reviews. The Company will retain qualified accountants and qualified tax experts to (i) test procedures and conduct annual compliance reviews designed to determine compliance with the regulated investment company provisions of the Code and (ii) otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the regulated investment company provisions of the Code.
(o)    Accounting Controls. The Company has established and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, and to maintain accountability for assets; (C) access to the Company’s consolidated assets is permitted only in accordance with management’s authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (E) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (F) any significant deficiencies or weaknesses in the design or operation of internal accounting controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data, and any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.
(p)    Issuer Free Writing Prospectus. The Company represents and agrees that, without the prior consent of the Managers, (i) it will not distribute any offering material other than the Registration Statement, the Prospectus, and (ii) it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the Securities Act and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any in-person road show or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company.
(q)    FinCen Certificate. Upon request from the Managers, the Company will provide a certificate satisfying the beneficial ownership due diligence requirements of the Financial Crimes Enforcement Network to the Managers in form and substance reasonably satisfactory to the Managers, along with such additional supporting documentation as the Managers have requested in connection with the verification of the foregoing certificate.
(r)    Notice of Other Sales. At any time that the Company has instructed any Manager to sell the Shares pursuant to Section 4(a)(i) hereof but such instructions have not been fulfilled, settled or cancelled, the Company agrees not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any Common Stock, in each case without giving such Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may (i) register the offer and sale of the Shares through any Manager pursuant to this Agreement or any Terms Agreement; or (ii) issue Common Stock in connection with any acquisition, provided that in connection with such issuance, the seller(s) agrees in writing to be bound by the provisions of this Section 5(r). In the event that notice of a proposed sale is provided by the Company pursuant to this Section 5(r), the Managers may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by the Managers. The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sale of Shares under this Agreement shall be effected by or through only one Manager or sales agent on any single given day, and the Company shall in no event request that more than one of the Managers or sales agent sell Shares on the same day.
(s)    Listing. To use its commercially reasonable efforts to cause the Common Stock to maintain its listing on the NYSE.
(t)    Certificates. Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined below)), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than (A) by an amendment or supplement that is filed solely to report sales of the Shares pursuant to this Agreement or an amendment solely to add exhibits to the Registration Statement, (B) in connection with the filing of any Current Reports on Form 8-K (other than any Current Reports on Form 8-K which contain flash financial information, financial statements, supporting schedules or other financial data) or the incorporation of other documents by reference into the Registration Statement or Prospectus except as set forth in clauses (ii) and (iii) below, or (C) by a prospectus supplement relating solely to the offering of other securities, including other shares of Common Stock and any debt securities of the Company), (ii) the Company files an Annual Report on Form 10-K, or an amendment thereto, (iii) the Company files a Quarterly Report on

Form 10-Q, or an amendment thereto, (iv) the Shares are delivered to the Managers pursuant to a Terms Agreement, or (v) the Managers may reasonably request (the date of commencement of the offering of the Shares under this Agreement, the date of commencement of the offering of the Shares under this Agreement following the termination of a Suspension Period and each date referred to in subclauses (i) through (v) above, each a “Representation Date”), the Company shall furnish or cause to be furnished to the Managers forthwith certificates signed by the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Managers and two appropriate senior officers of the Adviser reasonably satisfactory to the Managers, as the case may be, dated and delivered as of the Representation Date, in form satisfactory to the Managers to the effect that the statements contained in the certificates referred to in Sections 7(c) and Section 7(d) of this Agreement which was last furnished to the Managers are true and correct as of such Representation Date as though made at and as of such date (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date) or, in lieu of such certificates, a certificate of the same tenor as the applicable certificate referred to in said Sections 7(c) or Section 7(d) (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date); provided, however, that the obligations of the Company under this subsection (t) shall be deferred when no Placement Notice is pending for any Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Managers (in which case the Company shall be required to deliver the required deliverable to the Managers at such time if it was not delivered at the last Representation Date).
(u)    Opinion and Negative Assurance Letter of Counsel for the Company and the Adviser. At or promptly after each Representation Date (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period), the Company shall furnish or cause to be furnished to the Managers a written opinion and negative assurance letter of Eversheds Sutherland (US) LLP, counsel to the Company and the Adviser (“Company Counsel”), or other counsel satisfactory to the Managers, dated and delivered as of such Representation Date, in form and substance satisfactory to the Managers; provided, however, that in lieu of such opinions for subsequent Representation Dates, Company Counsel may furnish the Managers with a letter to the effect that the Managers may rely on a prior opinion delivered under this Section 5(u) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date); provided, further, that the obligations of the Company under this subsection (u) shall be deferred when no Placement Notice is pending for any Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Managers (in which case the Company shall be required to deliver the required deliverable to the Managers at such time if it was not delivered at the last Representation Date).
(v)    Opinion and Negative Assurance Letter of Counsel for the Managers. At or promptly after each Representation Date (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period), the Company shall furnish or cause to be furnished to the Managers a written opinion and negative assurance letter of Kirkland & Ellis LLP, counsel to the Managers (“Managers’ Counsel”), dated and delivered as of such Representation Date, in form and substance satisfactory to the Managers; provided, however, that in lieu of such opinions for subsequent Representation Dates, Managers’ Counsel may furnish the

Managers with a letter to the effect that the Managers may rely on a prior opinion delivered under this Section 5(v) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date); provided, further, that the obligations of the Company under this subsection (v) shall be deferred when no Placement Notice is pending for any Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Managers (in which case the Company shall be required to deliver the required deliverable to the Managers at such time if it was not delivered at the last Representation Date).
(w)    Comfort Letters. At or promptly after each Representation Date (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period), the Company shall cause KPMG LLP (the “Accountants”), or other independent accountants satisfactory to the Managers, forthwith to furnish to the Managers a letter (each, a “Comfort Letter”), with respect to the financial statements and certain financial information of the Company and Blue Owl Capital Corporation III, a Maryland corporation, as applicable, included or incorporated by reference in the Registration Statement and the Prospectus, in form and substance satisfactory to the Managers, of the same tenor as the letter referred to in Section 7(g) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter; provided that the letter delivered on such Representation Date shall use a “cut-off” date no more than three business days prior to such Representation Date; and provided, further, that the obligations of the Company under this subsection (w) shall be deferred when no Placement Notice is pending for any Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Managers (in which case the Company shall be required to deliver the required deliverable to the Managers at such time if it was not delivered at the last Representation Date).
(x)    Market Activities. That the Company acknowledges that each of the Managers may trade in Common Stock for such Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement; provided that such activity of the Managers is conducted in compliance with Regulation M under the Exchange Act.
(y)    Unsatisfied Conditions. If, to the knowledge of the Company, any condition set forth in Sections 7(a) or 7(i) hereof shall not have been satisfied on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by any Manager the right to refuse to purchase and pay for such Shares.
(z)    Disclosure of Sales. To disclose in its Quarterly Reports on Form 10-Q and in its Annual Report on Form 10-K the number of the Shares sold through or to the Managers under this Agreement, the Net Proceeds to the Company and the compensation paid to the Managers by the Company with respect to sales of the Shares pursuant to this Agreement during the period covered by the report.
(aa)    Due Diligence Cooperation. At or promptly after each Representation Date (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period), to conduct a due diligence session, in form and substance, satisfactory to the

Managers, which shall include representatives of the management and the independent public accountants of the Company.
(bb)    Due Authorization. To ensure that prior to instructing any Manager to sell Shares, the Company shall have obtained all necessary corporate or limited liability company authority, as the case may be, for the offer and sale of such Shares.
SECTION 6: Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any stamp, issuance, transfer or other similar taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent public accountants; (iv) the reasonable and documented fees and expenses incurred in connection with the registration or qualification of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Managers may designate with the prior approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) (including the related reasonable and documented fees and expenses of counsel for the Managers); (v) all filing fees and the reasonable fees and expenses incurred in connection with any filing with, and clearance of the offering by, FINRA (such fees and expenses pursuant to this clause (v) and clause (iv), in the aggregate, shall not exceed $10,000); (vi) the listing of the Shares on the NYSE; and (vii) the reasonable and documented fees and expenses of the Managers’ counsel.
SECTION 7: Conditions of the Managers’ Obligations. The obligation of each Manager to purchase the Shares as provided herein is subject to the accuracy of the representations and warranties of the Company Parties as of each Representation Date, the performance by the Company Parties of their obligations hereunder and to the following additional conditions:
(a)    Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 and/or Rule 497 under the Securities Act); and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Managers.
(b)    No Material Adverse Change. No event or condition of a type described in Section 2(f) and Section 3(a) hereof shall have occurred or shall exist, which event or condition is not described in the Registration Statement (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Managers makes it impracticable or inadvisable to proceed with the offering, sale, or delivery of the Shares on the terms and in the manner contemplated by this Agreement and the Prospectus.
(c)    Company’s Officers’ Certificate. At such times specified in Section 5(t) of this Agreement, the Managers shall have received on and as of such Representation Date a certificate, which shall be delivered on behalf of the Company and not the signatories in their individual capacity, of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is reasonably satisfactory to the Managers (i) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus, (ii) confirming that, to the knowledge of such officers, the representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Representation Date, and (iii) with respect to the Company and its subsidiaries, to the effect set forth in paragraph (b) above.
(d)    Adviser’s Officers’ Certificate. At such times specified in Section 5(t) of this Agreement, which shall be delivered on behalf of the Adviser and not the signatories in their individual capacity, from the two appropriate senior officers of the Adviser reasonably satisfactory to the Managers (i) confirming that the representations and warranties of the Adviser in this Agreement are true and correct and that the Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Representation Date and (ii) with respect to the Adviser and its subsidiaries, to the effect set forth in paragraph (b) above.
(e)    Opinion and Negative Assurance Letter of Company Counsel. At such times specified in Section 5(u) of this Agreement, Company Counsel shall have furnished to the Managers, at the request of the Company and the Adviser, a written opinion and negative assurance letter, dated as of such Representation Date and addressed to the Managers, in form and substance reasonably satisfactory to the Managers.
(f)    Opinion and Negative Assurance Letter of Managers’ Counsel. At such times specified in Section 5(v) of this Agreement, Managers’ Counsel shall have furnished to the Managers, a written opinion and negative assurance letter, dated as of such Representation Date and addressed to the Managers, in form and substance reasonably satisfactory to the Managers.
(g)    Comfort Letters. At such times specified in Section 5(w) of this Agreement, the Accountants, or other independent accountants satisfactory to the Managers, shall have furnished to the Managers, at the request of the Company, letters, dated as of such Representation Date and addressed to the Managers, in form and substance reasonably satisfactory to the Managers.
(h)    Approval for Listing. The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.
(i)    Additional Documents. At or promptly after each Representation Date (and upon recommencement of the offering of the Shares under this Agreement following a Suspension Period), the Company shall have furnished to the Managers such further certificates and documents as the Managers may reasonably request.
All opinions, letters, certificates, and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Managers.
SECTION 8: Indemnification and Contribution.
(a)    Indemnification of the Managers. The Company agrees to indemnify and hold harmless each Manager, its affiliates, directors and officers and each person, if any, who controls such Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, and liabilities (including, without limitation, reasonable and documented legal fees and other reasonable and documented expenses incurred in connection with any suit, action, or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages, or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Manager furnished to the Company in writing by such Manager expressly for use therein, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in subsection (b) below.
(b)    Indemnification of the Company. Each Manager agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages, or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Manager furnished to the Company in writing by such Manager expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), or any Issuer Free Writing Prospectus, it being understood and agreed upon that the only such information furnished by any Manager consists of the following information in the Prospectus furnished on behalf of each Manager: the marketing name of the Manager set forth on the cover page of the Prospectus Supplement and the name and address of the Manager set forth in the last paragraph under the heading “Plan of Distribution—Conflicts of Interest” in the Prospectus Supplement.
(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (including through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable and documented fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Manager, its affiliates, directors and officers and any control persons of such Manager shall be designated in writing by the Managers, and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Managers on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Managers on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Managers, on the other, shall be deemed to be in the same respective proportions as the Net Proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total commissions received by the Managers. The relative fault of the Company, on the one hand, and the Managers, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Managers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision in this Section 8, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(j) of the Investment Company Act.
(e)    Limitation on Liability. The Company and the Managers agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 8, in no event shall a Manager be required to contribute any amount in excess of the amount by which the total commissions received by such Manager with respect to the offering of the Shares exceeds the amount of any damages that such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers’ obligations to contribute pursuant to paragraphs (d) and (e) of this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.
(f)    Non-Exclusive Remedies. The remedies provided for in this Section 8 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
SECTION 9: Survival. The respective indemnities, rights of contribution, representations, warranties, and agreements of the Company, the Adviser and the Managers contained in this Agreement or made by or on behalf of the Company, the Adviser or the Managers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Adviser or the Managers.
SECTION 10: Termination.
(a)    Termination by the Company and the Adviser. The Company and the Adviser shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in their sole discretion at any time.
(b)    Termination by the Managers. This Agreement may be terminated in the absolute discretion of each Manager, by notice to the Company, at any time if (i) trading generally shall have been suspended or materially limited on or by either of the New York Stock Exchange or the Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Managers, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement and the Prospectus.
(c)    Liabilities. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale, through any Manager for the Company, the obligations of the Company Parties, including in respect of compensation of such Manager, shall remain in full force and effect notwithstanding the termination and (ii) the provisions of Sections 6, 8, 9, 11, 12 and 16 hereof shall remain in full force and effect notwithstanding such termination.
SECTION 11: Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Manager shall be deemed to be a successor merely by reason of such purchase.
SECTION 12: No Fiduciary Relationship. Each of the Company and the Adviser acknowledges and agrees that (1) the Managers are acting solely as principal and in the capacity of an arm’s-length contractual counterparty to the Company and the Adviser with respect to the offering of the Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person, (2) the Managers have no obligation to the Company or the Adviser with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement and (3) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby. Additionally, none of the Managers is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Managers shall have no responsibility or liability to the Company with respect thereto. The Company acknowledges and agrees that it is aware that the Managers and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Adviser and that the Managers have no obligation to disclose such interests and transactions to the Company or the Adviser by virtue of any fiduciary, advisory or agency relationship or otherwise.
SECTION 13: Press Releases and Disclosure. The Company may issue a press release in compliance with Rule 134 under the Act describing the material terms of the transactions contemplated hereby as soon as practicable following the date hereof and may file with the Commission a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby, and the Company shall consult with the Managers prior to making such disclosures, and the parties shall use commercially reasonable efforts, acting in good faith, to agree upon the text of such disclosure that is reasonably satisfactory to all parties. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or Commission or NYSE rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use commercially reasonable efforts, acting in good faith, to agree upon the text of such disclosure that is reasonably satisfactory to all parties.
SECTION 14: Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.
SECTION 15: Recognition of the U.S. Special Resolution Regimes.
(a)    In the event that any Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Manager that is a Covered Entity or a BHC Act Affiliate of such Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)    For purposes of this Section 15, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd–Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
SECTION 16: Miscellaneous.
(a)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Managers shall be given to RBC Capital Markets, LLC, Attention: Saurabh Monga, 200 Vesey Street, 8th Floor, New York, New York 10281, Fax

No.: (212) 428-6260; Truist Securities, Inc., 50 Hudson Yards, 70th Floor, New York, New York 10001, Attention: Equity Capital Markets; Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets, Email: US-ECM@us.mizuho-sc.com; SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attention: Equity Capital Markets, Email: NYECM@smbcnikko-si.com; Citizens JMP Securities, LLC, 101 California Street, Suite 1700, San Francisco, California 94111, Fax No.: (415) 835-8920, Attention: Equity Securities; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 5th Floor, New York, New York 10019, Attention: Transaction Management; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: General Counsel, Equity Capital Markets; and Santander US Capital Markets LLC, 437 Madison Avenue, New York, New York 10022, Attention: US ECM Department; with a copy (which shall not constitute notice) to Kirkland & Ellis LLP, 1301 Pennsylvania Avenue NW, Washington, D.C. 20004, Attention: William J. Tuttle, P.C. Notices to the Company or the Adviser shall be given to either of them at Blue Owl Capital Corporation, 399 Park Avenue, 37th Floor, New York, New York 10022, Attention: Jonathan Lamm, with a copy (which shall not constitute notice) to Eversheds Sutherland (US) LLP, 700 6th St. NW, Washington, DC 20001, Attention: Cynthia M. Krus.
(b)    USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Managers are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.
(c)    Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.
(d)    Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(e)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(f)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
(g)    Adjustments for Stock Splits. The parties acknowledge and agree that all stock-related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.
(h)    Entire Agreement. This Agreement, together with any letter agreement, constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.
(i)    Submission to Jurisdiction. Except as set forth below, no claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company Parties consent to the jurisdiction of such courts and personal service with respect thereto. The Company Parties hereby consent to personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against any Manager or any indemnified party. Each of the Managers and the Company Parties (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company Parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company Parties and may be enforced in any other courts to the jurisdiction of which the Company Parties are or may be subject, by suit upon such judgment.
(j)    Lending Relationships. Securities sold, offered or recommended by any Manager are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency. Lending affiliates of any Manager have or may in the future have lending relationships with issuers of securities underwritten or privately placed by such Manager. Prospectuses and other disclosure documents for securities underwritten or privately placed by any Manager may disclose the existence of any such lending relationships and whether the proceeds of the issue may be used to repay debts owed to affiliates of such Manager.
If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
[Signature Pages Follow]

Very truly yours,

BLUE OWL CAPITAL CORPORATION

By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer

BLUE OWL CREDIT ADVISORS LLC

By:	/s/ Neena Reddy
	Name:	Neena Reddy
	Title:	General Counsel and Chief Legal Officer
[Signature Page – Equity Distribution Agreement]

ACCEPTED as of the date first above written

RBC CAPITAL MARKETS, LLC

By:	/s/ Saurabh Monga
	Name:	Saurabh Monga
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

TRUIST SECURITIES, INC.

By:	/s/ Keith Carpenter
	Name:	Keith Carpenter
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

MIZUHO SECURITIES USA LLC

By:	/s/ Ivana Rupcic-Hulin
	Name:	Ivana Rupcic-Hulin
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

SMBC NIKKO SECURITIES AMERICA, INC.

By:	/s/ Michelle Petropoulos
	Name:	Michelle Petropoulos
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

CITIZENS JMP SECURITIES, LLC
By:	/s/ Mark O. Timperman
	Name:	Mark O. Timperman
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

KEEFE, BRUYETTE & WOODS, INC.

By:	/s/ Al Laufenberg
	Name:	Al Laufenberg
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry M. Herman
	Name:	Larry M. Herman
	Title:	Managing Director
[Signature Page – Equity Distribution Agreement]

SANTANDER US CAPITAL MARKETS LLC

By:	/s/ Conrad Rubin
	Name:	Conrad Rubin
	Title:	Managing Director

By:	/s/ Robert Torres
	Name:	Robert Torres
	Title:	Executive Director
[Signature Page – Equity Distribution Agreement]

Schedule A
[Schedule A Omitted]

Schedule B
[Schedule B Omitted]

Exhibit A
From:    [●]
Cc:    [●]
To:    [●]
Subject:    At-the-Market Offering
Ladies and Gentlemen:
Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement among Blue Owl Capital Corporation, a Maryland corporation (the “Company”), Blue Owl Credit Advisors LLC, a Delaware limited liability company registered as an investment adviser, RBC Capital Markets, LLC, Truist Securities, Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., Citizens JMP Securities, LLC, Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc. and Santander US Capital Markets LLC (each, a “Managers,” and collectively, the “Managers”), dated February 21, 2025 (as amended or modified from time to time, the “Agreement”), I hereby request on behalf of the Company that [●] sell up to [●] shares of common stock, par value $0.01 (the “Shares”) at a minimum market price of $[●] per Share between [●], 202[●] and [●], 202[●]. [There shall be no limitation on the number of Shares that may be sold on any one (1) day.][No more than [●] Shares may be sold on any one (1) day.] [Other sales parameters.]
Very truly yours,

By:
Name:	[●]